MERIT SECURITIES CORPORATION


Payments per Bond Denomination
MERIT 7

Payment Date:     28-Feb-97
Reporting Month:  January


                                                          Interest    Interest    Principal
          Original        Original Integral     Record    Accrual     Payment     Payment     Ending          Remaining
Class     Balance         Pct Pool Denomination Date      Factor      Factor      Factor      Balance         Principal Factor
Class A-1 $435,000,000.00 78.06%   $1,000.00    31-Jan-97  4.01219480  4.01219480 39.40953420 $334,407,955.16 0.76875392
Class A-2  $45,500,000.00  8.17%   $1,000.00    31-Jan-97 12.50000000 12.50000000  0.00000000  $45,500,000.00 1.00000000
Class A-3  $26,300,000.00  4.72%   $1,000.00    31-Jan-97  5.38471103  5.38471103  4.60026046  $24,156,367.33 0.91849305
Class A-4   $7,000,000.00  1.26%   $1,000.00    31-Jan-97  6.25000000  6.25000000  0.00000000   $7,000,000.00 1.00000000
Class A-5  $14,750,000.00  2.65%   $1,000.00    31-Jan-97  4.24960136  4.24960136 36.95012000  $12,080,742.71 0.81903340

          $528,550,000.00                                                                     $423,145,065.20

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 7

Payment Date:         28-Feb-97
Reporting Month       January

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Balance
Type
Pool Over Collateralization 5.15% $28,702,601.63 6.11% $28,696,547.24 $0.00       $0.00  $451,841,612.44 6.35% $28,696,547.24

Surplus Summary

Class                      Total Distribution
Surplus                           $759,501.65

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance             Current
30+ Days               123         $14,937,827             3.31%
60+ Days                45          $5,103,188             1.13%
90+ Days                72          $9,912,527             2.19%
Foreclosure             51          $6,584,674             1.46%
REO                     25          $4,583,886             1.01%

Totals                 316         $41,122,102             9.10%


Advances on Delinquencies                                      $274,871.96
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 7
Payment Date:   28-Feb-97
Report Date:    January

Collateral Proceeds Account


Beginning Balance                             $0.00

Deposits                                                             Withdrawals

Interest Net of Servicing Fee         $3,367,446.63                  Interest Payments                        $2,562,104.26
Principal                            $17,809,148.53                  Principal Payments                      $17,809,148.53
Deposits From Reserve Fund                    $0.00                  Surplus                                    $759,501.65
Other Deposits                                $0.00                  MBIA Fee                                    $45,840.72
                                                                     Discount Principal Reserve                       $0.00

Total Deposit                        $21,176,595.16                  Total Withdrawals                       $21,176,595.16

                                                                     Ending Balance                                   $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION
Monthly Payment Report

Payment Statement
MERIT 7
Payment Date:     28-Feb-97
Reporting Month:  January

          Class
          Interest    Beginning       Interest      Interest      Principal      Total          Applied Ending
Class     Rate        Balance         Accrual       Payment       Payment        Distribution   Losses  Balance
Class A-1  5.957500%  $351,551,102.57 $1,745,304.74 $1,745,304.74 $17,143,147.41 $18,888,452.15 $0.00   $334,407,955.16
Class A-2 15.000000%   $45,500,000.00   $568,750.00   $568,750.00          $0.00    $568,750.00 $0.00    $45,500,000.00
Class A-3  7.000000%   $24,277,354.18   $141,617.90   $141,617.90    $120,986.85    $262,604.75 $0.00    $24,156,367.33
Class A-4  7.500000%    $7,000,000.00    $43,750.00    $43,750.00          $0.00     $43,750.00 $0.00     $7,000,000.00
Class A-5  5.957500%   $12,625,756.98    $62,681.62    $62,681.62    $545,014.27    $607,695.89 $0.00    $12,080,742.71

                     $440,954,213.73 $2,562,104.26 $2,562,104.26 $17,809,148.53 $20,371,252.79  $0.00   $423,145,065.20

  Class    CUSIP     Priority     Principal Type    Interest Type
Class A-1  589962AT6 Senior       Sequential        Floater
Class A-2  589962AU3 Senior       Sequential        Floater
Class A-3  589962AV1 Senior       Sequential        Fixed
Class A-4  589962AW  Senior       Sequential        Fixed
Class A-5  589962AX7 Senior       Sequential        Floater